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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 11, 2000




                          Commission file number 1-5064




                                  Jostens, Inc.
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             (Exact name of Registrant as specified in its charter)





          Minnesota                                     41-0343440
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  (State or other jurisdiction of        (I.R.S. Employer Identification number)
  incorporation or organization)

5501 Norman Center Drive, Minneapolis, Minnesota                55437
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   (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code: (952) 830-3300
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Item 5.  Other Events

     In a press release dated May 9, 2000, we announced that our shareholders approved the pending merger with a company controlled by Investcorp, a global investment group, and its co-investors. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit No.  Description
          ----------   -----------
            99.1       Press release issued by Jostens on May 9, 2000 announcing
                       that its shareholders approved the pending merger with a company controlled by Investcorp.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       JOSTENS, INC.
                                       Registrant


Date:  May 11, 2000                    By /s/ William N. Priesmeyer
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                                              William N. Priesmeyer
                                              Senior Vice President and Chief
                                              Financial Officer (Chief
                                              Accounting Officer)


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